Exhibit 99.1

Synaptics Reports First Quarter Fiscal 2021 Results

Q1’21 Financial Results and Recent Business Highlights

•	Revenue of $328.4 million

•	GAAP Gross Margin of 41.0 percent; non-GAAP Gross Margin of 49.7 percent

•	GAAP diluted loss per share of $0.08; non-GAAP diluted earnings per share of $1.85

•	Cash and short-term investments of $243.9 million

•	Completed the acquisition of DisplayLink and the rights to Broadcom’s wireless IoT connectivity business

SAN JOSE, Calif., – November 5, 2020 – Synaptics Incorporated (NASDAQ: SYNA), today reported financial results for its first fiscal quarter ended September 26, 2020.

Net revenue for the first quarter of fiscal 2021 was $328.4 million. GAAP net loss for the first quarter of fiscal 2021 was $2.8 million, or a loss of $0.08 per diluted share. Non-GAAP net income for the first quarter of fiscal 2021 was $66.7 million, or $1.85 per diluted share.

“Synaptics delivered a strong start to our fiscal year with first quarter revenues exceeding the mid-point of our guidance, gross margins above the high-end of our guidance, and the highest operating margins for the company in more than six years,” said Michael Hurlston, Synaptics’ president and CEO. “We continue to benefit from the strong design pipeline across all of our businesses, with several new products ramping this quarter and contributing to the strong start of our fiscal year. Our two recent acquisitions are outperforming our initial expectations and the integration of these new businesses are now completed. Together, we are in a much stronger position to drive profitable revenue growth going forward.”

Cash and short-term investments at the quarter end of September 26, 2020 were $243.9 million.

Business Outlook

Dean Butler, Chief Financial Officer of Synaptics, added, “For our second fiscal quarter, we see continuing strong demand for our products and enter the quarter with a strong backlog. Our fiscal Q2 represents a number of important milestones for Synaptics as we anticipate achieving certain key metrics of the financial model we outlined earlier this year, with non-GAAP gross margins above 50% and non-GAAP operating margins above 20%. We also anticipate IoT to be our largest revenue contributor for Q2, surpassing our Mobile products for the first time.”

For the second quarter of fiscal 2021, the company expects:

	GAAP	Non-GAAP Adjustment	Non-GAAP
Revenue	$340M to $370	N/A	N/A

Gross Margin	39.0 percent to 42.0 percent	$35M	49.5 percent to 51.5 percent

Operating Expense	$120M to $125M	$32M to $35M	$87M to $90M

*	Projected Non-GAAP gross margin excludes $23 million of intangible asset amortization, $1 million of stock-based compensation, and $11 million of inventory fair value adjustments.
**

Projected Non-GAAP operating expense excludes $18 million to $20 million of stock-based compensation, $2 million to $3 million of restructuring costs, $1 million of retention program costs, $2.5 million of prepaid development amortization, and $9 million of intangible asset amortization.

Earnings Call and Supplementary Materials

The Synaptics first quarter and fiscal 2021 teleconference and webcast is scheduled to begin at 2:00 p.m. PT (5:00 p.m. ET), on Thursday, November 5, 2020, during which the company will provide forward-looking information.

Speakers:

•	Michael Hurlston, President and Chief Executive Officer

•	Dean Butler, Chief Financial Officer

•	Jason Tsai, Head of Investor Relations

To participate on the live call, analysts and investors should dial 833-614-1539 (conference ID: 2270329). Supplementary slides, a copy of the prepared remarks, and a live and archived webcast of the conference call will be accessible from the “Investor Relations” section of the company’s Website at https://investor.synaptics.com/.

About Synaptics Incorporated

Synaptics (Nasdaq: SYNA) is pioneering the relationship between people and intelligent devices, bringing innovative and intuitive user experiences for the premium market. Synaptics’ broad portfolio of touch, display, biometrics, voice, video, vision, AI, audio and connectivity products are built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for the smart home, smartphones, PC and peripherals, and automotive markets, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. Follow Synaptics on LinkedIn, Twitter and Facebook, or visit synaptics.com.

Use of Non-GAAP Financial Information

In evaluating its business, Synaptics considers and uses Non-GAAP Net Income, which we define as net income excluding share-based compensation, acquisition related costs, and certain other non-cash or recurring and non-recurring items the company does not believe are indicative of its core operating performance as a supplemental measure of operating performance. Non-GAAP Net Income is not a measurement of the company’s financial performance under GAAP and should not be considered as an alternative to GAAP net income. The company presents Non-GAAP Net Income because it considers it an important supplemental measure of its performance since it facilitates operating performance comparisons from period to period by eliminating potential differences in net income caused by the existence and timing of share-based compensation charges, acquisition related costs, and certain other non-cash or recurring and non-recurring items. Non-GAAP Net Income has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP net income. The principal limitations of this measure are that it does not reflect the company’s actual expenses and may thus have the effect of inflating its net income and net income per share as compared to its operating results reported under GAAP. In addition, the company presents components of Non-GAAP Net Income, such as Non-GAAP Gross Margin and Non-GAAP operating expenses, for similar reasons.

As presented in the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables that follow, Non-GAAP Net Income and each of the other Non-GAAP financial measures excludes one or more of the following items:

Acquisition/divestiture related costs.

Acquisition/divestiture related costs primarily consist of:

•

amortization of purchased intangibles, which includes acquired intangibles such as developed technology, customer relationships, trademarks, backlog, licensed technology, patents, and in-process technology when post-acquisition development is determined to be substantively complete,

•	inventory adjustments affecting the carrying value of inventory acquired in an acquisition,

•	transitory post-acquisition incentive programs negotiated in connection with an acquired business or designed to encourage post-acquisition retention of key employees, and

•	legal and consulting costs associated with acquisitions or divestitures, including non-recurring post-acquisition costs and services.

These acquisition/divestiture related costs are not factored into the company’s evaluation of its ongoing business operating performance or potential acquisitions, as they are not considered as part of the company’s principal operations. Further, the amount of these costs can vary significantly from period to period based on the terms of an earn-out arrangement, revisions to assumptions that went into developing the estimate of the contingent consideration associated with an earn-out arrangement, the size and timing of an acquisition/divestiture, the lives assigned to the acquired intangible assets, and the maturity of the business acquired. Excluding acquisition/divestiture related costs from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability and potential earnings volatility associated with purchase accounting and acquisition/divestiture related items.

Share-based compensation.

Share-based compensation expense relates to employee equity award programs and the vesting of the underlying awards, which includes stock options, deferred stock units, market stock units, performance stock units, phantom stock units and the employee stock purchase plan. Share-based compensation settled with stock, which includes stock options, deferred stock units, market stock units, performance stock units and the employee stock purchase plan, is a non-cash expense, while share-based compensation settled with cash, which includes phantom stock units, is a cash expense. Settlement of all employee equity award programs whether settled with cash or stock varies in amount from period to period and is dependent on market forces that are often beyond the company’s control. As a result, the company excludes share-based compensation from its internal operating forecasts and models. The company believes that Non-GAAP measures reflecting adjustments for share-based compensation provide investors with a basis to compare the company’s principal operating performance against the performance of peer companies without the variability created by share-based compensation resulting from the variety of equity-linked compensatory awards used by other companies and the varying methodologies and assumptions used.

Amortization of prepaid development costs

Amortization of prepaid development costs represents the amortization of the estimated cost to develop certain future roadmap devices designed in advance process nodes in connection with an acquisition. The amortization of prepaid development costs represents a non-cash charge. As a result, the company excludes amortization of prepaid development costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for amortization of prepaid development costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by the amortization of prepaid development costs.

Restructuring costs.

Restructuring costs consist primarily of employee severance and office closure costs, including the reversal of such costs. These costs are cash-based and designed to address cost structure inefficiencies. As a result, the company excludes restructuring costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for restructuring costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by restructuring costs designed to address cost structure inefficiencies in its business.

Retention program costs.

Retention program costs consist of employee retention arrangement costs designed to ensure operational continuity and support through employee retention. These costs are cash-based and designed to ensure retention of certain key engineering and management employees as we transition the company through senior level management and product focus changes. As a result, the company excludes retention program costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for retention program costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by retention program costs designed to ensure operational continuity and support through employee retention during a transition of senior level management and product focus changes.

In-process research and development.

In-process research and development represents research and development that is not yet complete. In the context of a business combination, in-process research and development costs will be capitalized and subsequently amortized over an estimated life or impaired. In the context of an asset acquisition, in-process research and development costs will be expensed immediately unless there is an alternative future use. From time to time, we may acquire in-process research and development assets as part of an asset acquisition. If determined to have no alternative future use, these in-process research and development assets will be expensed in the period acquired. As a result, the company excludes in-process research and development costs from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for in-process research and development costs provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by in-process research and development costs.

Gain on sale of assets.

Gain on sale of assets, represents the gain on the sale of our TDDI product line. From time to time, we may sell product line assets from our product portfolio that we believe are not aligned to our product roadmap, are not considered necessary for our future success, or are not performing to our internal requirements. Excluding the gain on sale of assets from our Non-GAAP measures provides investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by infrequent transactions such as the gain on the sale of assets that are not considered to be part of our core business.

Other non-cash items.

Other non-cash items includes non-cash amortization of debt discount and issuance costs. These items are excluded from Non-GAAP results as they are non-cash. Excluding other non-cash items from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability associated with other non-cash items.

Recovery on sale of investment.

Recovery on sale of investment, represents the gain on the recovery of an investment in which the cost basis was previously written down to fair value. This item is excluded from Non-GAAP results as the previous write-down was excluded from Non-GAAP results. Excluding recovery on sale of investment from Non-GAAP measures provides investors with a basis to compare Synaptics against the performance of other companies without the variability associated with recovery on sale of investment.

Arbitration settlement, net

Arbitration settlement, net represents the impact of the settlement of an arbitration matter net of related legal and consulting services that is unusual or infrequent. As a result, the company excludes from its internal operating forecasts and models, when evaluating its ongoing business performance, arbitration settlement amounts net of related costs. The company believes that Non-GAAP measures reflecting an adjustment for arbitration settlements net of related costs provides investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by infrequent, non-recurring or non-routine arbitration settlements net of related costs.

Equity investment loss.

Equity investment loss represents an adjustment in the book value of an equity investment in a minority owned company. The equity investment loss is a non-cash item. As a result, the company excludes equity investment loss from its internal operating forecasts and models when evaluating its ongoing business performance. The company believes that Non-GAAP measures reflecting adjustments for equity investment loss provide investors with a basis to compare the company’s principal operating performance against the performance of other companies without the variability created by non-cash items.

Non-GAAP tax adjustments.

The company forecasts its long-term Non-GAAP tax rate in order to provide investors with improved long-term modeling accuracy and consistency across financial reporting periods by eliminating the effects of certain items in our Non-GAAP net income and Non-GAAP net income per share, including the type and amount of share-based compensation, the taxation of post-acquisition intercompany intellectual property cross-licensing or transfer transactions, and the impact of other acquisition items that may or may not be tax deductible. The company intends to evaluate its long-term Non-GAAP tax rate annually for significant events, including material tax law changes in the major tax jurisdictions in which the company operates, corporate organizational changes related to acquisitions or tax planning opportunities, and substantive changes in our geographic earnings mix.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the potential impacts on our business of the COVID-19 pandemic, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to: the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our second quarter fiscal 2021 business outlook; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.

For more information contact:

Jason Tsai

Head of Investor Relations

jason.tsai@synaptics.com

SYNAPTICS INCORPORATED

CONSOLIDATED BALANCE SHEETS

(In millions except share data)

(Unaudited)

	September 30,	June 30,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$180.2	$763.4
Short-term investments	63.7	—
Accounts receivables, net of allowances of $5.8 at September 30, 2020 and June 30, 2020	227.8	195.3
Inventories	114.6	102.0
Prepaid expenses and other current assets	33.7	16.9

Total current assets	620.0	1,077.6

Property and equipment at cost, net	90.5	84.3
Goodwill	570.9	360.8
Purchased intangibles, net	386.2	93.4
Non-current other assets	107.3	77.7

Total assets	$1,774.9	$1,693.8

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$77.2	$60.6
Accrued compensation	60.5	59.5
Income taxes payable	17.2	33.0
Other accrued liabilities	102.6	91.0

Total current liabilities	257.5	244.1

Long-term debt	591.4	586.6
Other long-term liabilities	87.3	44.0

Total liabilities	936.2	874.7

Commitments and contingencies

Stockholders’ equity:
Preferred stock;
$.001 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock;
$.001 par value; 120,000,000 shares authorized; 66,168,565 and 65,871,648 shares issued, and 34,419,370 and 34,122,453 shares outstanding, respectively	0.1	0.1
Additional paid in capital	1,362.6	1,340.2
Less: 31,749,195 treasury shares, at cost	(1,222.6)	(1,222.6)
Retained earnings	698.6	701.4

Total stockholders’ equity	838.7	819.1

Total liabilities and stockholders’ equity	$1,774.9	$1,693.8

SYNAPTICS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions except per share data)

(Unaudited)

	Three Months Ended
	Sept 30,
	2020	2019
Net revenue	$328.4	$339.9
Acquisition related costs (1)	28.5	15.3
Cost of revenue	165.4	198.4

Gross margin	134.5	126.2
Operating expenses
Research and development	80.9	82.3
Selling, general, and administrative	35.3	27.5
Acquisition related costs (2)	6.7	2.9
Restructuring costs (3)	5.6	6.6
In-process research and development charge	—	3.7

Total operating expenses	128.5	123.0

Operating income	6.0	3.2
Interest and other income, net	(4.7)	(3.6)

Income/(loss) before income taxes	1.3	(0.4)
Provision for income taxes	3.6	(4.9)
Equity investment loss	(0.5)	(0.5)

Net income/(loss)	$(2.8)	$4.0

Net income/(loss) per share:
Basic	$(0.08)	$0.12

Diluted	$(0.08)	$0.12

Shares used in computing net income per share:
Basic	34.2	33.0

Diluted	34.2	33.6

(1)	These acquisition related costs consist primarily of amortization of acquired intangible assets and inventory fair value adjustments associated with acquisitions.
(2)	These acquisition related costs, net consist primarily of amortization associated with certain acquired intangible assets.
(3)	Restructuring costs primarily include severance costs and facility consolidation costs associated with operational restructurings and acquisitions.

SYNAPTICS INCORPORATED

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

(In millions except per share data)

(Unaudited)

	Three Months Ended
	Sept 30,
	2020	2019
GAAP gross margin	$134.5	$126.2
Acquisition related costs	28.5	15.3
Recovery on supply commitment	(0.6)	(1.2)
Share-based compensation	0.8	0.7
Retention costs	—	0.1

Non-GAAP gross margin	$163.2	$141.1

GAAP gross margin—percentage of revenue	41.0%	37.1%
Acquisition related costs—percentage of revenue	8.7%	4.5%
Recovery on supply commitment	-0.2%	-0.4%
Share-based compensation—percentage of revenue	0.2%	0.2%
Retention costs	0.0%	0.0%

Non-GAAP gross margin—percentage of revenue	49.7%	41.5%

GAAP research and development expense	$80.9	$82.3
Share-based compensation	(11.0)	(7.5)
Retention costs	(2.9)	(2.5)
Amortization prepaid development costs	(1.7)	—
Integration related costs	(0.7)	—

Non-GAAP research and development expense	$64.6	$72.3

GAAP selling, general, and administrative expense	$35.3	$27.5
Share-based compensation	(9.7)	(3.0)
Integration related costs	(1.7)	—
Retention costs	(1.0)	(1.3)

Non-GAAP selling, general, and administrative expense	$22.9	$23.2

GAAP operating income	$6.0	$3.2
Recovery on supply commitment	(0.6)	(1.2)
Acquisition & integration related costs	37.6	18.2
Share-based compensation	21.5	11.2
Restructuring costs	5.6	6.6
Retention costs	3.9	3.9
Amortization prepaid development costs	1.7	—
In-process research and development charge	—	3.7

Non-GAAP operating income	$75.7	$45.6

GAAP net income/(loss)	$(2.8)	$4.0
Recovery on supply commitment	(0.6)	(1.2)
Acquisition & integration related costs	37.6	18.2
Share-based compensation	21.5	11.2
Restructuring costs	5.6	6.6
Retention program costs	3.9	3.9
Amortization prepaid development costs	1.7	—
In-process research and development charge	—	3.7
Other non-cash items	4.8	4.6
Equity investment loss	0.5	0.5
Non-GAAP tax adjustments	(5.5)	(10.5)

Non-GAAP net income	$66.7	$41.0

GAAP net income/(loss) per share—diluted	$(0.08)	$0.12
Recovery on supply commitment	(0.02)	(0.04)
Acquisition & integration related costs	1.10	0.54
Share-based compensation	0.63	0.33
Restructuring costs	0.16	0.20
Retention program costs	0.11	0.12
Amortization prepaid development costs	0.05	—
In-process research and development charge	—	0.11
Other non-cash items	0.14	0.14
Equity investment loss	0.01	0.01
Non-GAAP tax adjustments	(0.16)	(0.31)
Non-GAAP share adjustment	(0.09)	—

Non-GAAP net income per share—diluted	$1.85	$1.22

SYNAPTICS INCORPORATED

CONDENSED CONSOLIDATED CASH FlOWS

(In millions)

(Unaudited)

	Twelve Months Ended Sept 30,
	2020	2019
Net income/(loss)	$(2.8)	$4.0
Non-cash operating items	47.7	43.0
Changes in working capital	(38.4)	0.3

Provided by operations	6.5	47.3

Acquisitions	(621.8)	(2.5)
Fixed asset & intangible asset purchases	(3.9)	(5.0)
Proceeds from maturities of short-term investments	31.1	—

Provided by/(used in) investing	(594.6)	(7.5)

Treasury shares purchased	—	(17.0)
Equity compensation, net	4.8	0.2

Provided by/(used in) financing	4.8	(16.8)

Effect of exchange rate changes on cash and cash equivalents	0.1	—

Net change in cash and cash equivalents	(583.2)	23.0

Cash and cash equivalents at beginning of period	763.4	327.8

Cash and cash equivalents at end of period	$180.2	$350.8

Cash paid for taxes	$23.6	$7.1

Cash refund on taxes	$—	$—

	(527.80)

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